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                                                                    Exhibit 99.2

                         CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Gary B. Horton, Treasurer of AMERCO, certify that:


1. the Quarterly Report of AMERCO on Form 10-Q for the quarterly period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of AMERCO.


                                       /s/ Gary B. Horton
                                       ------------------------------------
                                       Gary B. Horton
                                       Treasurer
                                       February 14, 2003